                                                                    EXHIBIT 10.1

                                 ZONAGEN, INC.

                 1996 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

                            I. PURPOSE OF THE PLAN



     The ZONAGEN, INC. 1996 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan") is intended to promote the interests of ZONAGEN, INC., a Delaware corporation (the "Company"), and its stockholders by helping to award and retain highly-qualified independent directors and allowing them to develop a sense of proprietorship and personal involvement in the development and financial success of the Company. Accordingly, the Company shall grant to directors of the Company who are not employees or consultants of the Company or any of its subsidiaries ("Nonemployee Directors") the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan shall be options which do not constitute incentive stock options, within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended.

                            II.  OPTION AGREEMENTS

     Each Option shall be evidenced by a written agreement in the form attached to the Plan.


                         III.  ELIGIBILITY OF OPTIONEE



     Options may be granted only to individuals who are Nonemployee Directors of the Company. Each Nonemployee Director who is in office on the effective date of this Plan shall receive, on such date, an Option exercisable for 25,000 shares of Stock. Each nonemployee Director who is elected to the Board of Directors of the Company (the "Board") for the first time after the effective date of the Plan shall receive, as of the date of his or her election and without the exercise of the discretion of any person or persons, an Option exercisable for 25,000 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to
Options then outstanding).   As of the date of the annual meeting of the
stockholders of the Company in each year that the Plan is in effect as provided in Paragraph VI hereof, each Nonemployee Director then in office who is not then entitled to receive an Option pursuant to the preceding sentence shall receive, without the exercise of the discretion of any person or persons, an Option exercisable for 2,500 shares of Stock (subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding). If, as of any date that the Plan is in effect, there are not sufficient shares of Stock available under the Plan to allow for the grant to each Nonemployee Director of an Option for the number of shares provided herein, each Nonemployee Director shall receive an Option for his or her pro-rata share of the total number of shares of Stock then available under the Plan. All Options granted under the Plan shall be at the Option price set forth in Paragraph V hereof and shall be subject to adjustment as provided in Paragraph VII hereof.


                        IV.  SHARES SUBJECT TO THE PLAN

     The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 400,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock acquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph VII hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised.


                               V.  OPTION PRICE

     The purchase price of Stock issued under each Option shall be the fair market value of Stock subject to the Option as of the date the Option is granted. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the last sales price of the Stock
(i) reported by the Nasdaq Stock Market on that date or (ii) if the Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Board in such manner as it deems appropriate.


                               VI.  TERM OF PLAN

     The Plan shall be effective on the date the Plan is approved the Board, provided that the Plan shall be subject to approval by the stockholders of the Company at the first annual meeting of the Company's stockholders following the effective date of the Plan. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph VIII, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the date the Plan is approved by the Board.


                   VII.  RECAPITALIZATION OR REORGANIZATION

     A. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     B. The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

     C. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a "recapitalization"), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the optionee had been the holder of record of the number of shares of Stock then covered by such Option.

     D. Any adjustment provided for in Subparagraph (B) or (C) above shall be subject to any required stockholder action.

     E. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                  VIII.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan or extend the term of the Plan, without the approval of the stockholders of the Company.


                             IX.  SECURITIES LAWS

     A. The Company shall not be obligated to issue any Stock pursuant to any Options granted under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules or regulations as the Company deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the offering and sale of such shares.

     B. It is intended that the Plan and any grant of an Option made to a person subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), meet all of the requirements of Rule 16b-3, as currently in effect or as hereinafter modified or amended ("Rule 16b-3"), promulgated under the 1934 Act. If any provision of the Plan or any such Option would disqualify the Plan or such Option under, or would otherwise not comply with, Rule 16b-3, such provision or Option shall be construed or deemed amended to conform to Rule 16b-3.

                 NONEMPLOYEE DIRECTOR'S STOCK OPTION AGREEMENT
                                (INITIAL GRANT)


     AGREEMENT made as of the _____ day of __________, 19_____, between ZONAGEN, INC., a Delaware corporation (the "Company"), and ____________________ ("Director").



     To carry out the purposes of the ZONAGEN, INC. 1996 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan"), by affording Director the opportunity to purchase shares of common stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:


     1. GRANT OF OPTION. The Company hereby irrevocably grants the Director the right and option ("Option") to purchase all or any part of an aggregate of _______ shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $________ per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

     3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive offices addressed to the attention of Chief Executive Officer, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the first day of the calendar month coincident with or next following the date of grant hereof to the date of such exercise, in accordance with the following schedule:


                                                  Percentage of Shares
          Number of Full Years                   That May Be Purchased


Less than 1 year..............................          0.00%

1 year but less than 2 years..................         20.00%

2 years but less than 3 years.................         40.00%

3 years but less than 4 years.................         60.00%

4 years but less than 5 years.................         80.00%

5 years or more...............................        100.00%


     Notwithstanding the foregoing, if (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),
(iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors of the Company (each such event is referred to herein as a "Corporate Change"), then effective as of the earlier of (1) the date of approval by the stockholders of the

Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (2) the date of such Corporate Change, this Option shall be exercisable in full.

     This Option and all rights granted hereunder are not transferable by Director other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and may be exercised during Director's lifetime only by Director or Director's guardian or legal representative. This Option may be exercised only while Director remains a member of the Board of Directors of the Company (the "Board") and will terminate and cease to be exercisable upon Director's termination of membership on the Board, except that:

          (a) If Director's membership on the Board terminates by reason of disability, this Option may be exercised in full by Director (or Director's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) at any time during the period of one year following such termination.

          (b) If Director dies while a member of the Board, Director's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director, may exercise this Option in full at any time during the period of one year following the date of Director's death.

          (c) If Director's membership on the Board terminates for any reason other than as described in (a) or (b) above, this Option may be exercised by Director at any time during the period of three months following such termination, or by Director's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) during a period of one year following Director's death if Director dies during such three month period, but in each case only as to the number of shares Director was entitled to purchase hereunder upon exercise of this Option as of the date Director's membership on the Board so terminates.

     This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (A) in cash (including check, bank draft or money order payable to the order of the Company), (B) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (C) any combination of cash or Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Director shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Director's death) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon an exercise of this Option.

     4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Director for federal or state income tax purposes, Director shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Director fails to do so, the Company is authorized to withhold from any cash or Stock renumeration then or thereafter payable to Director any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Director upon such exercise.

     5. STATUS OF STOCK. The Company intends to register for issuance under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Director (or the person permitted to exercise this Option in the event of Director's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

     Director agrees that the shares of Stock which Director may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Director also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws,
(ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Director.

     7. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has executed this Agreement, all as of the day and year first above written.

                              ZONAGEN, INC.


                              By:_______________________________________

                              DIRECTOR

                              __________________________________________

                 NONEMPLOYEE DIRECTOR'S STOCK OPTION AGREEMENT
                                (ANNUAL GRANT)

     AGREEMENT made as of the _____ day of __________, 19_____, between ZONAGEN, INC., a Delaware corporation (the "Company"), and ____________________ ("Director").

     To carry out the purposes of the ZONAGEN, INC. 1996 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "Plan"), by affording Director the opportunity to purchase shares of common stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:

     1. GRANT OF OPTION. The Company hereby irrevocably grants the Director the right and option ("Option") to purchase all or any part of an aggregate of _______ shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. PURCHASE PRICE. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $________ per share, which has been determined to be not less than the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

     3. EXERCISE OF OPTION. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive offices addressed to the attention of Chief Executive Officer, at any time and from time to time after the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full calendar months from the first day of the calendar month coincident with or next following the date of grant hereof to the date of such exercise, in accordance with the following schedule:


                                                          Percentage of Shares
       Number of Full Calendar Months                     That May Be Purchased



Less than 1 month.......................................            0.00%

1 month but less than 2 months..........................            8.33%

2 months but less than 3 months.........................           16.67%

3 months but less than 4 months.........................           25.00%

4 months but less than 5 months.........................           33.33%

5 months but less than 6 months.........................           41.67%

6 months but less than 7 months.........................           50.00%

7 months but less than 8 months.........................           58.33%

8 months but less than 9 months.........................           66.67%

9 months but less than 10 months........................           75.00%

10 months but less than 11 months.......................           83.33%

11 months but less than 12 months.......................           91.67%

12 months or more.......................................          100.00%


     Notwithstanding the foregoing, if (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company),
(iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company's voting stock (based upon voting power), or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board of Directors of the Company (each such event is referred to herein as a "Corporate Change"), then effective as of the earlier of (1) the date of approval by the stockholders of the Company of such merger, consolidation, reorganization, sale, lease or exchange of assets or dissolution or such election of directors or (2) the date of such Corporate Change, this Option shall be exercisable in full.

     This Option and all rights granted hereunder are not transferable by Director other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and may be exercised during Director's lifetime only by Director or Director's guardian or legal representative. This Option may be exercised only while Director remains a member of the Board of Directors of the Company (the "Board") and will terminate and cease to be exercisable upon Director's termination of membership on the Board, except that:

          (a) If Director's membership on the Board terminates by reason of disability, this Option may be exercised in full by Director (or Director's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) at any time during the period of one year following such termination.

          (b) If Director dies while a member of the Board, Director's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director, may exercise this Option in full at any time during the period of one year following the date of Director's death.

          (c) If Director's membership on the Board terminates for any reason other than as described in (a) or (b) above, this Option may be exercised by Director at any time during the period of three months following such termination, or by Director's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) during a period of one year following Director's death if Director dies during such three month period, but in each case only as to the number of shares Director was entitled to purchase hereunder upon exercise of this Option as of the date Director's membership on the Board so terminates.

     This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (A) in cash (including check, bank draft or money order payable to the order of the Company), (B) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (C) any combination of cash or Stock. No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Director shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Director's death) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon an exercise of this Option.

     4. WITHHOLDING OF TAX. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Director for federal or state income tax purposes, Director shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Director fails to do so, the Company is authorized to withhold from any cash or Stock renumeration then or thereafter payable to Director any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Director upon such exercise.

     5. STATUS OF STOCK. The Company intends to register for issuance under the Securities Act of 1933, as amended (the "Act"), the shares of Stock acquirable upon exercise of this Option, and to keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of this Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of this Option, Director (or the person permitted to exercise this Option in the event of Director's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

     Director agrees that the shares of Stock which Director may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Director also agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws,
(ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

     6. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Director.

     7. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has executed this Agreement, all as of the day and year first above written.

                              ZONAGEN, INC.

                              By:_______________________________________


                              DIRECTOR

                              __________________________________________